SCHEDULE 14A
                               (RULE 14A-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

     Filed by the registrant (X)
     Filed by a party other than the registrant ( )
     Check the appropriate box:
     ( ) Preliminary proxy statement
     (X) Definitive proxy statement
     ( ) Definitive additional materials
     ( ) Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FLAGSHIP ADMIRAL FUNDS INC.
              (Name of Registrant as Specified in Its Charter)
                                    N/A
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     (X)  No fee required.
     ( )  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
          6(j)(2) or Item 22(a)(2) of Schedule 14A.
     ( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     ( )  Fee computed on table below per Exchange Act Rules 14a-(i)(4) and
          0-11.
     (1)  Title of each class of securities to which transaction applies:
                                    N/A

     (2)  Aggregate number of securities to which transactions applies:
                                    N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                    N/A

     (4)  Proposed maximum aggregate value of transaction:
                                    N/A

     (5)  Total fee paid::
                                    N/A

     ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:
                                    N/A

     (2)  Form, schedule or registration statement no.:
                                    N/A

     (3)  Filing party:
                                    N/A

     (4)  Date filed:
                                    N/A


                              [Flagship Letterhead]

          November 6, 1996

          Dear Flagship Admiral Funds Inc. Shareholder:

          As recently announced, Flagship Resources Inc. plans to merge with The John Nuveen Company. The merger with Nuveen will help Flagship serve a broader set of investors' needs, providing a range of investment products and services for conservative investors and the financial advisers who serve them.

          A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333
          W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is managed, facilitating the integration of the Flagship and Nuveen mutual fund families.

          THE BOARD OF DIRECTORS OF YOUR FUND HAS UNANIMOUSLY
          DETERMINED THAT THESE PROPOSALS YOU WILL VOTE ON ARE IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF FLAGSHIP AND NUVEEN SHOULD LEAD TO THE FOLLOWING BENEFITS:

               ( )  Lower operating costs from expanded distribution
               ( )  Access to a wider range of investment products
               ( )  Greater choices in the method for purchasing shares

          The enclosed proxy statement describes the proposals relating to your fund in greater detail.

          WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

          We appreciate your continued support and confidence.

          Very truly yours,

          /s/ Bruce Paul Bedford

          Bruce P. Bedford
          Chairman of the Board


                          FLAGSHIP ADMIRAL FUNDS INC.

                THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND
                         FLAGSHIP UTILITY INCOME FUND

                               One Dayton Centre
                             One South Main Street
                              Dayton, Ohio 45402

                   Notice of Special Meeting of Shareholders
                               December 12, 1996

                    A Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund"), each of which is a series of the Flagship Admiral Funds Inc. (the "Admiral Funds"), a Maryland corporation, will be held in the 31st floor conference room of John Nuveen & Co. Incorporated 333 West Wacker Drive, Chicago, Illinois on Thursday, December 12, 1996 at 10:00 a.m., (Central Time) for the following purposes:

               1. To approve new investment advisory agreements to take effect upon the acquisition of Flagship
                    Resources Inc. by The John Nuveen Company.

               2. To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.

               3. To elect eight (8) Directors to the Board of Directors.

               4. To transact such other business as may properly come before the Meeting.

                    Shareholders of record at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting.

          Michael D. Kalbfleisch
          Secretary

          November 6, 1996


                          FLAGSHIP ADMIRAL FUNDS INC.

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 12, 1996

                                 INTRODUCTION

               This proxy statement is solicited by the Board of Directors (the "Board") of the Admiral Funds for voting at the special meeting of shareholders of each Fund named below to be held at 10:00 a.m., (Central Time) on Thursday, December 12, 1996, in the 31st floor conference room of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.
          This proxy statement was first mailed to shareholders on or about November 6, 1996.

               Each share of the Admiral Funds is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

               Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as Directors for the Fund and FOR Proposals 1 and 2. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

               Proposal 3 (election of Directors) requires a plurality vote of the shares of the Admiral Funds. This means that the eight nominees receiving the largest number of votes will be elected. Proposals 1 and 2 require the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

               On Proposal 3, the shareholders of the Funds will vote in the aggregate and not by Fund. On Proposal 1 each Fund will vote separately. On Proposal 2, the each class of shares of each Fund will vote separately as a class.

               The By-Laws of the Admiral Funds provides that the presence at a shareholder meeting in person or by proxy of at least a majority of the shares of the Admiral Funds entitled to vote constitutes a quorum. Thus, the meeting for the Admiral Funds could not take place on its scheduled date if less than a majority of the shares of the Admiral Funds were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Admiral Funds is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting for the Admiral Funds to permit further soliciting of proxies from shareholders of the Admiral Funds. Any such adjournment will require the affirmative vote of a majority of the shares of the Admiral Funds (or series) present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Admiral Funds' shareholders.

               The Meeting is scheduled as a joint meeting of the respective shareholders of both Funds because the shareholders of both Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each of the Funds shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint Meeting and moves for an adjournment of such Fund's Meeting to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

               In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposal 3, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Proposals 1 and 2, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Proposal. Proxies solicited and signed in accordance with voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

               THE BOARD OF DIRECTORS OF THE ADMIRAL FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

               The shareholders of each Fund are being asked to vote upon three Proposals. FOR EACH FUND, APPROVAL OF EACH OF PROPOSALS 2 AND 3 IS CONDITIONAL UPON THE APPROVAL OF
          PROPOSAL 1.

               The Board of the Admiral Funds has fixed the close of business on October 18, 1996 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:


                                          Class A    Class C    Total Fund
        Fund                              Shares     Shares       Shares

    The Golden Rainbow A James      9,724,554.088      N/A      9,724,554.088
           Advised Mutual Fund

    Flagship Utility Income Fund    2,193,958.422  544,141.080  2,738,099.522


          DESCRIPTION OF THE TRANSACTIONS

               The Meeting is being called to consider approval of new advisory agreements and the other proposals of the Funds in connection with the sale of Flagship Resources Inc. ("Flagship") to The John Nuveen Company, the parent company of Nuveen and Nuveen Advisory Corp. ("Nuveen Advisory"). An Agreement and Plan of Merger dated as of July 16, 1996, pursuant to which Flagship and its subsidiaries, Flagship Financial Inc. (the "Adviser") and Flagship Funds Inc. (the "Distributor") will be acquired by The John Nuveen Company (the "Acquisition") has been executed by the parties thereto. In consideration for the Acquisition, shareholders of Flagship will receive, in the aggregate, $18 million in cash plus shares of The John Nuveen Company valued at $45 million (plus or minus certain adjustments based on the total assets under management as of the closing date), plus up to $20 million of additional contingent merger consideration based on the cumulative performance of the combined municipal bond mutual fund business, commencing January 1, 1997 and concluding December 31, 2000 (the "Contingent Payment Period"). Specifically, the additional contingent consideration will be paid (i) if the municipal bond mutual fund business and managed account business achieves 15% annual growth in assets under management over the Contingent Payment Period, (ii) if operating margins and pricing for such business over such period remains at least as favorable to Flagship and The John Nuveen Company as current operating margins and pricing, and (iii) if certain aggregate cost savings are achieved in such business over such period. Subsequent to the Acquisition, The John Nuveen Company will consider reorganizations or consolidations of the businesses and operations of Flagship.

               The Acquisition transaction is expected to close on or prior to December 31, 1996 and is subject to various conditions, including the receipt of shareholder approval by funds for which the Adviser provides investment advisory services that represent at least 92.5% of the assets of all such funds of new investment advisory agreements with Nuveen Advisory and the receipt of the approval of the boards of such funds of distribution agreements with Nuveen. In addition, the Acquisition is conditioned upon investment advisory clients (other than the funds), which represent at least 92.5% of the assets for which any Flagship company provides investment advisory services, consenting to the assignment of their contracts. Bruce P. Bedford and Richard
          P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that upon consummation of the Acquisition, Mr. Bedford shall serve as Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis shall serve as a Vice president of Nuveen, Director of the Broker-Dealer Group of Nuveen and General Manager of Nuveen's Dayton operations. In addition both Mr. Bedford and Mr. Davis will serve on Nuveen's management committee. In the view of the Board and Flagship Financial Inc., there should be no material changes in the portfolio management and investment operations of the Funds after the transaction, although investment operations will be consolidated with those of Nuveen.

               Consummation of the Acquisition would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Utility Income Fund's current investment advisory agreement and the Golden Rainbow Fund's investment management agreement with the Adviser. As required by the 1940 Act, each such agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new investment advisory agreement between each Fund and Nuveen Advisory is being proposed for approval by shareholders of each Fund.

               The transactions contemplated by the Acquisition were presented to the Board of Directors of the Admiral Funds for consideration at a number of Board meetings. The Board, including a majority of the Directors who are not interested persons voted to approve the transactions contemplated by the Acquisition. The independent directors retained their own counsel to assist them in evaluating the transaction and the various proposals. The Board of Directors concluded unanimously that each of the Proposals set forth in this proxy statement is in the best interests of each Fund.

               During its review and deliberations, the Board of Directors evaluated the potential benefits, detriments and costs to each Fund and its shareholders of the proposed Acquisition. The Board received information regarding the new advisory agreement and 12b-1 plan that would be entered into by each Fund, including a comparison of the proposed fee structure and expense ratios with the existing structure and ratios. The Board received information from Nuveen Advisory and Nuveen regarding their management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Nuveen made presentations and were available for questions at the meetings. The Board conducted additional due diligence meetings with Nuveen personnel at their offices.

               With respect to the Utility Income Fund, the Board considered the qualifications and capabilities of Nuveen Advisory to serve as investment adviser for the Funds. In this regard, the Board noted the fact that Nuveen Advisory has been in operation since 1976 and has extensive experience managing investment companies, with approximately $32 billion in assets under management. In addition, Nuveen Advisory is a part of a larger organization that provides investment advice to or credit surveillance for a larger number of registered investment companies, including open-end funds, exchange-traded funds, and unit investment trusts. Total assets under management or credit surveillance by Nuveen and its affiliates is in excess of $45 billion.

               In evaluating the Acquisition, including the new advisory agreement with Nuveen Advisory, the Board determined that Fund shareholders would likely benefit from affiliation with the Nuveen organization for several reasons, including the greater financial strength of the sponsoring entity and Nuveen's larger technological infrastructure. In addition the Board considered that Bruce
          P. Bedford and Richard P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that Mr. Bedford shall serve as an Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis will serve as a Vice President of Nuveen, Director of the Broker-Dealer group of Nuveen and General Manager of Nuveen's Dayton operations. In addition, both Mr. Bedford and Mr. Davis will serve on Nuveen's Management Committee. The Board also considered the fact that potential benefits from the larger Nuveen organization were being obtained with the expected retention of the current portfolio managers for the Funds, as members of the Nuveen organization.
          Similarly, the benefits will be obtained with no significant changes in the portfolio management and operations of the Funds. Moreover, with the proposed change in the investment adviser, Fund shareholders would gain access to a broader array of investments products through the Fund's exchange privilege. In addition, the Board had extensive discussions with representatives of Nuveen regarding continuity of management functions and the level and quality of services affecting the Funds and considered the representation by Nuveen of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Funds after the Acquisition.

               In evaluating the transactions contemplated by the Acquisition, the Board also considered the qualifications and capabilities of Nuveen to serve as principal underwriter for the Funds and, with respect to certain classes of Fund shares, to receive Rule 12b-1 payments. In this regard, the Board noted the fact that Nuveen has been in operation since 1898 and serves as the principal underwriter for open-end funds with assets in excess of $6 billion and has served as co-managing underwriter for approximately $25 billion of exchange-traded funds. The Board determined that Fund shareholders would likely benefit from the proposed change in distribution in that Nuveen brings a national sales organization and multi-channel distribution system to the Funds, which should result in greater distribution, with resulting administrative and operating efficiencies to the Funds from asset growth. The independent Directors also considered the proposed continuing role of senior Flagship personnel in distribution of the Fund. In addition, following the Acquisition, the Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of greater choices in the method for purchasing shares and should enhance the distribution capabilities of the Funds with the attendant potential for growth and administrative and operating efficiencies. The Board noted the costs associated with sponsoring classes of shares that require the financing of distribution expenses, which costs would be effectively borne by Nuveen.

               Specifically with regard to fees and expenses, the Board considered the current fee and expense structure, historical expense ratios, expense limitations and voluntary reimbursements as compared to the fee and expense structure proposed. The Board also reviewed the proposed fees as compared to those of comparable funds. The Board determined that the proposed agreements were beneficial and in the best interests of the Funds in that the contractual rates for investment advisory fees, Rule 12b-1 services and Rule 12b-1 distribution fees were within the range of rates for comparable funds and, in addition, the aggregate would be the same or lower than the current fee structure for each current class of each Fund's shares. With regard to the Flagship Utility Income Fund (the "Utility Income Fund"), the Board specifically considered the proposed modification of the graduated rates and new breakpoints used to calculate the investment advisory fee. In evaluating the new advisory agreement for the Utility Income Fund, the Board considered the nature and quality of services to be provided; the performance of funds managed by Nuveen Advisory with other comparable funds; the proposed investment advisory fee and expense ratios for the Fund and for comparable investment companies, including those currently advised by Nuveen Advisory and the anticipated profitability to Nuveen Advisory from managing the Fund. The Board also considered the written undertaking by Nuveen Advisory that there are no projected decreases in dividends to shareholders or aggregate increases in net expense ratios for each of the Funds for the period beginning on consummation of the Acquisition through each of the Fund's current fiscal year end and the further representation by Nuveen Advisory of their intention to continue the policy followed by the Adviser with regard to the Funds to waive fees or reimburse expenses to the extent necessary to maintain a competitive distribution rate.

               The Board considered the agreement between Flagship and The John Nuveen Company pursuant to which The John Nuveen Company and Flagship would share all the costs and expenses of preparing printing and mailing the proxy statements and other solicitation materials related to the required approvals by the shareholders of the Admiral Funds.

               The Adviser and Nuveen Advisory have assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the Adviser or Nuveen Advisory. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
          Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Adviser and Nuveen Advisory are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Acquisition. Nuveen has agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Acquisition, and will indemnify the shareholders and the independent Directors of the Admiral Funds for any losses from imposition of an unfair burden.

               Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all its disinterested Directors of the Admiral Funds, unanimously determined that the transactions contemplated by the Acquisition, including the new advisory agreements and the 12b-1 plan and related agreements for the Funds, are advisable and in the best interests of each Fund and their shareholders, and recommended the approval of each of the following Proposals by the shareholders at the Meeting.

                                  PROPOSAL 1
               APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

          INTRODUCTION

               The Adviser acts as investment manager to the Golden Rainbow A James Advised Mutual Fund (the "Golden Rainbow Fund") pursuant to an investment management agreement, and James Investment Research, Inc. acts as investment adviser to the Golden Rainbow Fund pursuant to an advisory agreement between James Investment Research, Inc., the Adviser and the Golden Rainbow Fund. Under this arrangement, James Investment Research, Inc. supervises and arranges the purchase of securities subject to the authority of the Adviser to assure compliance with applicable law and the Fund's investment objectives and policies. The Adviser also acts as investment adviser to the Utility Income Fund pursuant to a separate investment advisory agreement. The Adviser's administrative obligations include: (i) assisting in supervising all aspects of the Admiral Funds' operations;
          (ii) providing the Admiral Funds, at Flagship's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration; and
          (iii) providing the Admiral Funds, at Flagship's expense, with adequate office space and related services.

               Upon the Acquisition of Flagship, as described above, the investment advisory agreement for the Utility Income Fund and the investment management agreement for the Golden Rainbow Fund will immediately terminate by operation of law. In order for the Utility Income Fund to receive advisory services from Nuveen Advisory, shareholders must approve a new investment advisory agreement (the "New Advisory Agreement") with Nuveen Advisory. The New Advisory Agreement is attached hereto as Exhibit A. In addition, shareholders of the Golden Rainbow Fund are being asked to approve a new investment management agreement identical to the existing investment management agreement, except Nuveen Advisory will be substituted for the Adviser. It is currently anticipated that the tri-party arrangement between the Golden Rainbow Fund, the Adviser and James Investment Research, Inc. will remain the same except that Nuveen Advisory will be substituted for the Adviser. This contract does not by its terms, terminate if the Adviser is terminated under the investment management agreement. However, to the extent Nuveen Advisory would be deemed to be performing advisory services under the existing advisory arrangement after the Acquisition, shareholder approval would be necessary. Therefore by reapproving the existing investment management agreement with Nuveen Advisory being substituted for the Adviser, shareholders will also be reapproving the existing advisory agreement with James Investment Research, Inc. with Nuveen Advisory being substituted for the Adviser.

               The Board, including the independent Directors, unanimously approved the New Advisory Agreement between the Utility Income Fund and Nuveen Advisory, the new investment management agreement between the Golden Rainbow Fund and Nuveen Advisory, as well as the tri-party arrangement between the Golden Rainbow Fund, Nuveen Advisory and James Investment Research, Inc., subject to approval by the shareholders of each Fund and the consummation of the Acquisition.

               James Investment Research, Inc.'s principal business address is 1349 Fairground Road, Beavercreek, Ohio 45385. James Investment Research, Inc., which was established in 1972 by Frank James, Ph.D., provides advice to institutional as well as individual clients, including NYSE listed corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals. Pursuant to the Advisory Agreements dated May 30, 1991, among the Golden Rainbow Fund, the Adviser and James Investment Research, Inc. with respect to the Golden Rainbow series, the Adviser pays James Investment Research, Inc. a fee, computed daily and payable monthly, at an annual rate of .55% of the Golden Rainbow Fund's average daily net assets. For the fiscal year ended June 30, 1996, the fee paid to James Investment Research, Inc. was .55% of the average net assets on an annualized basis.

               Pursuant to an investment management agreement dated May 30, 1991, the Adviser, as investment manager to the Golden Rainbow Fund, is paid a fee, computed daily and payable monthly, at an annual rate of .74% of the average daily net assets of the Golden Rainbow Fund. Of this amount the Adviser pays James Investment Research, Inc. as described herein. For the fiscal year ended June 30, 1996, the total expenses of the Golden Rainbow Fund and the fee paid to Flagship Financial Inc. expressed as a percentage of the average daily net assets on an annualized basis, were 1.06% and .74% respectively.

               With respect to the advisory agreement dated November 27, 1984 with the Utility Income series, the Adviser is paid a fee, computed daily and payable monthly, at an annual rate of .50% of the average daily net assets of such series up to and including $100,000,000, plus .45% of such net assets over $100,000,000 up to and including $200,000,000, plus
          .40% of such net assets over $200,000,000 up to and including $300,000,000, plus .35%of such net assets over $300,000,000 up to and including $500,000,000, plus .30% of such net assets over $500,000,000. For the Utility Income series' fiscal year ended June 30, 1996, the Adviser waived its fee, and the total expenses of the Fund was .98% of the average net assets for Class A shares and 1.52% of the average net assets for Class C shares.

               The Advisory Agreements were last submitted for approval by shareholders on June 4, 1992, with respect to the Golden Rainbow series and December 18, 1984 with respect to the Utility Income series. The Advisory Agreements for all series were last approved by the Board of Directors on August 23, 1996.

               Each Advisory Agreement will terminate automatically upon its assignment and its continuance must be approved annually by the Board or a majority of the particular Fund's outstanding voting shares and in either case, by a majority of the Board's disinterested Directors. Each Advisory Agreement is terminable at any time without penalty by the Directors or by a vote of a majority of the particular Fund's outstanding voting shares on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Admiral Funds.

               The Adviser has agreed that in the event the operating expenses of the series (including fees paid to the Adviser and payments to Flagship Funds Inc. but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the related Advisory Agreement is in effect exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess.

          COMPARISON OF THE NEW ADVISORY AGREEMENT AND THE EXISTING ADVISORY AGREEMENTS

               Advisory Services. As noted above, the existing advisory arrangement with respect to the Golden Rainbow Fund will not change, except that Nuveen Advisory will be substituted for the Adviser. However, shareholders are being asked to approve a New Advisory Agreement with Nuveen Advisory with respect to the Utility Income Fund. The following discussion is qualified in its entirety by reference to the Form of the New Advisory Agreement attached hereto as Exhibit A. The Existing Advisory Agreement is discussed above.

               The New Advisory Agreement provides that Nuveen Advisory will provide the same types of services and will act as investment advisor for and manage the investment and reinvestment of the assets of the Utility Income Fund. Nuveen Advisory also will administer the Fund's business affairs, and provide office facilities and equipment and certain clerical, bookkeeping and administrative services. For the services and facilities furnished by Nuveen Advisory, the Utility Income Fund would pay an annual management fee as follows:


          Average Daily Net Asset Value          Management Fee


           For the first $125 million              .5000 of 1%
           For the next $125 million               .4875 of 1%
           For the next $250 million               .4750 of 1%
           For the next $500 million               .4625 of 1%
           For the next $1 billion                 .4500 of 1%
           For assets over $2 billion              .4250 of 1%

               The New Advisory Agreement will be dated as of the date of the consummation of the Acquisition. The Acquisition is currently expected to close on or about December 31, 1996 (although it may occur earlier). The New Advisory Agreement will be in effect for an initial term of up to two years, and may continue thereafter from year to year if it is continued at least annually by a vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, or by the Board and, in either event, the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The management fee structure under the New Investment Advisory agreement for the Utility Income Fund being considered for approval in this proxy statement and described above will not be implemented for administrative reasons until February 1, 1997 and provided further that implementation of the new management fee structure is contingent upon the implementation of the decrease in the Rule 12b-1 fees for the Utility Income Fund as described in Proposal 2. Therefore, until the date of the implementation of the new management fee structure as described above, the Funds will continue to pay management fees at the rates provided for in the existing advisory agreement.

               As noted below under Proposal 2, it is also proposed that each Fund's Rule 12b-1 Plan be amended to authorize the compensation of John Nuveen & Co. Incorporated, as distributor of each class of both Funds pursuant to a Distribution Agreement dated as of the consummation of the Acquisition. Such compensation will be in the form of service and distribution fees on the classes of shares of the Funds. The distribution fee primarily reimburses John Nuveen & Co. Incorporated for providing compensation to authorized dealers, including John Nuveen & Co. Incorporated, either at the time of sale or on an ongoing basis. The service fee payable to John Nuveen & Co. Incorporated is used to compensate authorized dealers, including John Nuveen & Co. Incorporated, in connection with the provision of ongoing account services to shareholders.
          See Proposal 2.   The current distribution plan only
          authorizes the Fund to reimburse any underwriter, distributor or selling agent for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund.

               The table below shows the current fee arrangements applicable to and expense ratio of each Fund and illustrates the pro forma effect that the New Advisory Agreement and the new 12b-1 fees would have had on fees payable by, and expense ratio of, each Fund had such Agreement and 12b-1 Plans been in effect during the Fund's last fiscal year. Although there is no assurance that the Funds' actual expenses after the Acquisition will be equal to or less than those shown or the current actual expenses of the Funds, Nuveen Advisory has represented in writing that there are no projected aggregate increases in net expense ratios for the Funds and it is expected that such ratios will be the same or lower than such Fund's aggregate current net expense ratios for the period beginning on the Acquisition through the end of each Fund's current fiscal year end; actual expenses of the Funds after the Acquisition will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of the Adviser.



                                                                  FEE TABLE


                    Fiscal year      Fiscal year        Fiscal year
                    Average Net      Average Net        Average Net
                    Assets as of     Assets as of       Assets as of
                     6/30/96          6/30/96            6/30/96          Current        Current      Pro  Forma     Pro Forma
Fund                 Class A          Class C             Fund            Mgmt Fee $     Mgmt Fee %   Mgmt Fee %     Mgmt Fee $*

Golden Rainbow      193,566,959        N/A              193,566,959       1,434,522        0.74         0.74         1,434,522
Utility Income       25,454,105      5,925,770           31,379,875         157,329        0.50         0.50           157,329



* Pro forma management fees calculated using the average net assets times new breakpoints.


                     Fiscal year
                     Average Net
                     Assets as of
                       6/30/96          Current A       Current A      Pro Forma A     Pro Forma A
Fund                 Class A            12b-1 Fee $     12b-1 Fee %    12b-1 Fee $*    12b-1 Fee %*

Golden Rainbow       193,566,959         774,268           0.40          774,268          0.40**
Utility Income        25,454,105         102,095           0.40           50,908          0.20



* Pro forma 12b-1 calculated using the average net assets times new rate. ** Assumes the pro forma 12b-1 rate is the same as the existing rate, therefore dollar amount did not change.


                      Fiscal year
                      Average Net
                      Assets as of
                      6/30/96            Current C       Current C         Pro Forma C       Pro Forma C
Fund                  Class C            12b-1 Fee $     12b-1 Fee %       12b-1 Fee $*      12b-1 Fee%*

Golden Rainbow           N/A               N/A             N/A               N/A               N/A

Utility income           5,925,770        56,449          0.95              44,443            0.75



*  Pro forma 12b-1 calculated using the average net assets times new rate.



                  Total       Total       Total      Total       Tota        Total       Total       Total        Difference
                  Current     Current     Current    Current     Pro Forma   Pro Forma   Pro Forma   Pro Forma    Current vs.
                  Expense $   Expense %   Expense $  Expense %   Expense $   Expense %   Expense $   Expense %    Proforma %
 Fund             Class A     Class A     Class C    Class C     Class A     Class A     Class C     Class C    Class A  Class C
--------------------------------------------------------------------------------------------------------------------------------
Golden Rainbow    2,445,841     1.26          N/A      N/A       2,445,841    1.26           N/A        N/A       0.00     N/A

Utility Income      387,071     1.52      122,792     2.07        335,884     1.32       110,786       1.87       0.20    0.20



* Total columns represent the sum of management fees, 12b-1 fees and other expenses prior to any waivers or reimbursements of any fees or expenses.
** This table assumes that current "other expenses" will be the same as pro forma "other expenses."




         INFORMATION CONCERNING FLAGSHIP, THE ADVISER, THE
         ADMIRAL FUNDS AND NUVEEN ADVISORY

         FLAGSHIP AND THE ADVISER

              The Adviser is 100% owned by Flagship, which in turn is 100% owned by the families of Bruce P. Bedford and Richard P. Davis and various trusts organized for their benefit. Flagship is owned 50% by the Richard P. Davis Trust, 25% by Susan Logan Bedford and 25% by Julie Ann Bedford. The address of Flagship, the Adviser, the Richard P. Davis Trust, Susan Logan Bedford and Julie Ann Bedford is One Dayton Centre, One South Main Street, Dayton, OH 45402.

              The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser are as follows:

          Name and Address                   Principal Occupation

          Bruce P. Bedford  . . . . . . . .  Chairman and Chief Executive
            Chairman, Chief Executive        Officer of Flagship, the
          Officer and Director               Adviser and the Distributor.
            One Dayton Centre
            One South Main Street
            Dayton, Ohio  45402-2030

          Richard P. Davis  . . . . . . . .  President and Chief Operating
            President, Chief Operating       Officer of Flagship, the
          Officer and Director               Adviser and the Distributor.
            One Dayton Centre
            One South Main Street
            Dayton, Ohio  45402-2030

          Michael D. Kalbfleisch  . . . . .  Vice President, Chief
            Vice President, Chief Financial  Financial Officer and
          Officer and Treasurer              Treasurer of Flagship, the
            One Dayton Centre                Adviser and the Distributor.
            One South Main Street
            Dayton, Ohio  45402-2030

          James P. Dunmyer  . . . . . . . .  Controller of Flagship, the
            Controller                       Adviser, and the Distributor.
            One Dayton Centre
            One South Main Street
            Dayton, Ohio  45402-2030

              In addition, Mr. Bedford is a Director and Chairman of the Board of the Admiral Funds, Mr. Davis is a Director and President of the Admiral Funds and Mr. Kalbfleisch is Treasurer and Secretary of the Admiral Funds.


         THE ADMIRAL FUNDS

              The current executive officers of the Admiral Funds are listed below. Each of them hold the same position with each series of the Admiral Funds and has held the office shown or other offices in the same company for the last five years. In addition, Mr. Bedford and Mr. Davis are currently Directors of the Admiral Funds.

          NAME AND ADDRESS               PRINCIPAL OCCUPATION

          Bruce Bedford . . . . . .      Chairman and Chief
          Chairman of the Board          Executive Officer of
          One Dayton Centre              Flagship, the Adviser and
          One South Main Street          the Distributor
          Dayton, Ohio 45402-2030

          Richard P. Davis  . . . .      President and Chief
          President                      Operating Officer of
          One Dayton Centre              Flagship, the Adviser and
          One South Main Street          the Distributor
          Dayton, Ohio 45402-2030

          M. Patricia Madden  . . .      Vice President, Operations
          Vice President                 of the Distributor
          One Dayton Centre
          One South Main Street
          Dayton, Ohio 45402-2030

          Michael D. Kalbfleisch  .      Vice President, Chief
          Treasurer and Secretary        Financial Officer and
          One Dayton Centre              Treasurer of Flagship, the
          One South Main Street          Adviser and the
          Dayton, Ohio 45402-2030        Distributor

          LeeAnne G. Sparling . . .      Director of Portfolio
          Controller                     Operations of the Adviser
          One Dayton Centre
          One South Main Street
          Dayton, Ohio 45402-2030


         NUVEEN ADVISORY

              Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, located at 333 West Wacker Drive, Chicago, Illinois 60606, the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities. Nuveen, which maintains the largest research department of all investment banking firms devoted exclusively to municipal securities, has issued over $30 billion of tax-exempt unit trusts since 1961 and currently sponsors 81 management investment company portfolios with approximately $32 billion in tax-exempt securities under management. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 78% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

              The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

          Name and Address                   Principal Occupation

          Timothy R. Schwertfeger . . . . .  Chairman of the Board and
            Chairman of the Board and        Director, John Nuveen & Co.
            Director (Principal Executive    Incorporated
            Officer)
            333 West Wacker Drive
            Chicago, Illinois 60606

          Anthony T. Dean . . . . . . . . .  President and Director, John
            President and Director           Nuveen & Co. Incorporated
            333 West Wacker Drive
            Chicago, Illinois 60606

          John P. Amboian . . . . . . . . .  Executive Vice President,
            Executive Vice President         John Nuveen & Co.
            333 West Wacker Drive            Incorporated
            Chicago, Illinois 60606

         BOARD RECOMMENDATION THAT SHAREHOLDERS APPROVE THE NEW
         ADVISORY AGREEMENTS

              The Board of Directors of the Admiral Funds has determined that the new advisory agreements are advisable and in the best interests of each Fund's shareholders.

              THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT
         SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENTS.

              In making this recommendation, the Boards considered the following factors, among others:

         *    Portfolio Management   The Boards evaluated the
              qualifications and capabilities of Nuveen Advisory to serve as investment adviser, noting that Nuveen Advisory has extensive experience managing investment companies with approximately $32 billion under management. In addition, Nuveen Advisory is a part of an organization that provides investment advice to or credit surveillance for a large number of open-end and exchange-traded funds. Total assets under management or credit surveillance by Nuveen and affiliates is in excess of $45 billion.

         *    Fees and Dividends    That the proposed
              contractual rates for investment advisory fees, Rule 12b-1 service and Rule 12b-1 distribution fees were within the range of rates for comparable funds and, in addition, the aggregate would be the same or lower than the current fee structure for each current class of each Fund's shares. In addition, the Board considered the written undertaking by Nuveen Advisory that there are no projected decreases in dividends to shareholders or aggregate increases in net expense ratios for each of the Funds for the period beginning on consummation of the Acquisition through each of the Fund's current fiscal year end and the further representation by Nuveen Advisory of their intention to continue the policy followed by the Advisor with regard to the Funds to waive fees or reimburse expenses to the extent necessary to maintain competitive distribution rate.

         *    Increased Investment Choices   The Utility Income
              Fund would offer additional classes of shares, which would provide existing and future shareholders the benefit of an expanded set of purchase options.

         * Continuity of Portfolio Management and Management Personnel It is expected that, subject to normal personnel turnover, the current portfolio managers for the Funds will continue as managers of the Funds and Bruce Bedford and Richard Davis have agreed to sign long-term employment contracts with Nuveen.

         *    Continuity of Management Functions and Level and
              Quality of Services   The Board considered the
              representation by Nuveen of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Funds after the Acquisition.

                                  PROPOSAL 2
                            APPROVAL OF 12B-1 PLAN

              Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution plans. The rule provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan (the "Plan") adopted in accordance with the rule, that contains certain provisions that have been approved by the Board and shareholders. On July 15, 1996, the Board, including all of the disinterested Directors, voted to approve the existing 12b-1 Plan for the Golden Rainbow Fund amended to substitute John Nuveen & Co. Incorporated as distributor and a new 12b-1 plan for the Utility Income Fund and directed that it be submitted to shareholders of each Fund at the Meeting along with a recommendation that each shareholder approve such respective 12b-1 Plan. The fees for the proposed Plans are the same as or lower than the existing Plans and they operate in substantially the same manner. The existing Plan for the Utility Income Fund permits the Distributor to reimburse itself out of the amounts it receives under the Plan for its expenditures, including its ordinary overhead expenses such as rent and salaries, irrespective of whether it is the dealer of record for particular shares, while the proposed Plan requires Nuveen to pay the entire amount it receives under the Plan to authorized dealers, and may reimburse itself only to the extent that it is the dealer of record for particular shares.

               A form of the Plan for the Utility Income Fund is attached as Exhibit B and the following summary is qualified in its entirety by reference to such Exhibit
         B. If approved by the shareholders, the Plan will become effective on the date of the consummation of the Acquisition described above, subject to approval of Proposal 1.

               Flagship Funds Inc., acting as principal
         underwriter and distributor for the Admiral Funds distributes each class of each Fund's shares. Both Funds are authorized to issue multiple classes of shares under the current Rule 18f-3 and 12b-1 Plan.
         The Golden Rainbow Fund currently offers only one class of shares, while the Utility Income Fund currently offers two classes--Class A and Class C, although it is allowed to issue two additional classes--Class B and
         Class Y, which are not currently being offered.   After
         the Acquisition, it is expected that the Utility Income Fund will offer Class B and Class R Shares, which correspond to the Class B and Class Y shares currently authorized to be offered.

               New 12b-1 Plan for Utility Income Fund. Under the new Plan, the Fund is authorized to compensate John Nuveen & Co. Incorporated (the "New Distributor"), as distributor of each class of each Fund pursuant to a Distribution Agreement dated as of the consummation of the Acquisition. For the Utility Income Fund the New Distributor's compensation will initially be at the same rate as currently exists under the existing 12b-1 plan as described in the Fee Table in Proposal 1 until February 1, 1997 and thereafter will be: a service fee of .20% of the average net assets of the Class A shares of the Fund; a service fee of .20% of the average net assets of the Class B shares of the Fund, plus a distribution fee of .75% of the average daily net assets of the Class B shares the Fund; and a service fee of .20% of the average net assets of the Class C shares of the Fund, plus a distribution fee of .55% of the average daily net assets of the Class C shares the Fund. The distribution fee primarily reimburses the New Distributor for providing compensation to authorized dealers, including the New Distributor, either at the time of sale or on an ongoing basis. The service fee payable to the New Distributor is used to compensate authorized dealers, including the New Distributor, in connection with the provision of ongoing account services to shareholders. Such compensation will be accrued daily and paid monthly. Such fees may be in addition to fees paid to the New Distributor or to other authorized dealers and brokers for providing other services to shareholders of the Fund.

               The services for which such authorized dealers will be compensated include, but are not limited to, maintaining account records for shareholders who beneficially own shares; answering inquiries relating to shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling the transmission of funds in connection with the purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

                    New 12b-1 Plan for Golden Rainbow Fund.
         Shareholders of the Golden Rainbow Fund are being asked to approve a new 12b-1 Plan identical to such Fund's existing 12b-1 Plan, except the New Distributor will be substituted for the Distributor.


               Existing 12b-1 Plan. The existing Plan authorizes the Fund to reimburse any underwriter, distributor or selling agent (a "Seller") for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund. The services for which any such Seller is reimbursed under the existing Plan is substantially similar to that under the proposed Plans. The existing Plan also authorizes the payment of monthly fees to non-affiliated entities who provide marketing and distribution services to the Fund. Reimbursement is made only to Sellers with which the Fund has entered into a Distribution Agreement. Such authority is subject to the discretion of the Board.

               The table below shows, as to the Rule 12b-1 Plan for each class of Shares of each Fund, the date adopted, the date of last amendment (if any), the date last approved by the Directors and the date to which it continues.

                              RULE 12B-1 PLAN


                                               APPROVAL
                                                  BY
         FUND            ADOPTED   AMENDED     DIRECTORS   CONTINUED TO

         Golden Rainbow  5/30/91    _____       8/23/96       8/23/97
         Utility Income  8/24/83   6/5/92       8/23/96       8/23/97

              The proposed Rule 12b-1 Plan will be in effect until August 1, 1997, and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" Directors, cast in person at a meeting called for such purpose.

              Pursuant to the proposed Rule 12b-1 Plan, Nuveen will prepare reports to the Board on a quarterly basis for each class of the Fund's Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. Rule 12b-1 requires the Board to review such reports at least quarterly.

              In approving the proposed Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the proposed Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, the Board considered several factors, including that the proposed Rule 12b-1 Plan would (i) have the same or lower fees, (ii) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (iii) facilitate distribution of each Fund's shares, (iv) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (v) permit possible administrative and operating efficiencies through increased fund size.

         BOARD RECOMMENDATION

              As a result of its consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1
         Plan and to submit it to the shareholders for their approval.

              THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
         APPROVAL OF THE NEW RULE 12B-1 PLAN.

                                  PROPOSAL 3
                        ELECTION OF BOARD OF DIRECTORS

              A condition to the consummation of the Acquisition is that the Admiral Funds' Board of Directors comply with Section 15(f) of the 1940 Act. The Board is not currently composed of 75% of independent directors.
         Section 15(f) provides, in pertinent part, that for a period of three years after the Acquisition, at least 75% of the members of the Board may not be "interested persons" (as defined in the 1940 Act) of Flagship or Nuveen. Therefore it is necessary to elect additional directors.

              The current disinterested Directors (Messrs.
         Bremner, Castellano, Nezi and Schneider), have nominated eight (8) persons to take office upon each person's election by the shareholders. The nominees include two (2) of the Admiral Funds' current disinterested Directors (Messrs. Bremner and Schneider), four additional disinterested nominees (all four of whom also serve as disinterested members of the boards of other mutual funds managed by Nuveen Advisory) and two nominees who are directors of Nuveen Advisory and who also serve as board members of Nuveen Advisory managed funds. Messrs. Bremner and Schneider also have been nominated to serve as members of other mutual funds managed by Nuveen Advisory.

              The nominees, if elected, will take office upon the consummation of the Acquisition. The term of each person elected as Director will be from election until the next meeting held for the purpose of electing Directors and until his or her successor is elected and qualified. If the advisory agreements are not approved by Shareholders or if the Acquisition is not consummated, the current Directors of the Admiral Funds will continue to serve as the Admiral Funds' Board.

              All of the nominees have consented to serve as Directors. However, if any nominee is not available for election at the time of the Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

              The following table shows each nominee who is standing for election and his age, principal occupation or employment during the past five years and other public board memberships. The table also shows the year in which the nominee was elected to the Board of Directors of the Admiral Funds, or whether the nominee is standing for election for the first time at this Meeting, in addition to shareholdings in each Fund.

                                                  SHARES/PERCENTAGE
           NAME, AGE AND FIVE-                    BENEFICIALLY OWNED
              YEAR BUSINESS        LENGTH OF      AS OF AUG. 8, 1996
              EXPERIENCE            SERVICE            BY FUND



          Robert P. Bremner (56)   Since 1983       Golden Rainbow-5,092.852**
          Currently a private
          investor and management
          consultant.

          William J. Schneider (52) Since 1983      Golden Rainbow-4,525.68**
          Currently a senior                       Utility Income-355.477**
          partner at Miller-
          Valentine Partners,
          Vice President
          Miller-Valentine
          Realty, Inc.

          Lawrence H. Brown (61)        Nominee              None
          Retired in August
          1989 as Senior Vice
          President of the
          Northern Trust Company.

          *Timothy R. Schwertfeger (47) Nominee              None
          Chairman (since
          July 1996) and
          Director of The John
          Nuveen Company, John
          Nuveen & Co.
          Incorporated, Nuveen
          Advisory Corp. and
          Nuveen Institutional
          Advisory Corp.;
          prior thereto,
          Executive Vice
          President of The
          John Nuveen Company,
          John Nuveen & Co.
          Incorporated, Nuveen
          Advisory Corp. and
          Nuveen Institutional
          Advisory Corp.

          Anne E. Impellizzeri (63)     Nominee              None
          President and Chief
          Executive Officer of
          Blanton-Peale
          Institute (since
          December 1990);
          prior thereto, Vice
          President of New
          York City
          Partnership (from
          1987 to 1990) and
          Vice President of
          Metropolitan Life
          Insurance Company
          (from 1980 to 1987).

          Margaret K. Rosenheim (69)    Nominee             None
          Helen Ross Professor
          of Social Welfare
          Policy, School of
          Social Service
          Administration,
          University of Chicago.

          Peter R. Sawers (63)          Nominee             None
          Adjunct Professor of
          Business and
          Economics,
          University of
          Dubuque, Iowa;
          Adjunct Professor,
          Lake Forest Graduate
          School of
          Management, Lake
          Forest, Illinois
          (since January
          1992); prior
          thereto, Executive
          Director, Towers
          Perrin Australia
          (management
          consultant);
          Chartered Financial
          Analyst; Certified
          Management Consultant.

          *Anthony T. Dean (51)         Nominee              None
          Director and (since
          July 1996) President
          of The John Nuveen
          Company, John
          Nuveen & Co.
          Incorporated, Nuveen
          Advisory Corp. and
          Nuveen Institutional
          Advisory Corp.;
          prior thereto
          Executive Vice
          President of The
          John Nuveen Company,
          John Nuveen & Co.
          Incorporated, Nuveen
          Advisory Corp. and
          Nuveen Institutional
          Advisory Corp.

         * Directors who are or would be "interested persons" as defined in the Investment Company Act of 1940.

         **   Less than 1%.

              R. Bremner and W. Schneider serve as board members of two registered investment companies advised by the Adviser. L. Brown, A. Dean, P. Sawers, T. Schwertfeger,
         A. Impellizzeri and M. Rosenheim serve as board members of 60 registered investment companies advised by Nuveen Advisory. In addition, A. Dean and T. Schwertfeger serve as board members of six registered investment companies advised by Nuveen Institutional Advisory Corp. The current Directors of the Admiral Funds are Robert P. Bremner, William J. Schneider, Bruce P. Bedford, Joseph F. Castellano, Richard P. Davis and Paul F. Nezi.

              The Board met 7 times during the Admiral Funds' fiscal year ended June 30, 1996. Each then current Director attended 75% or more of the respective meetings of the Board and the committees of which he was a member. The Board does not have an audit committee, nominating committee or a compensation committee.

              The Admiral Funds pay the disinterested Directors $1,250 per quarter each. As reflected above, the Directors currently serve as board members of one other investment companies for which the Adviser serves as investment adviser. Directors or officers who are "interested persons" receive no compensation from the Admiral Funds.

              The table below shows, for each disinterested Director, the aggregate compensation paid or accrued by the Admiral Funds for the fiscal year ended June 30, 1996 and the total compensation that all existing Funds paid to each trustee during the calendar year 1995.

                                               Total
                                            Compensation
                               Aggregate    From Admiral
                              Compensation      Funds
                                 From            and
                                Admiral     Fund Complex
                   Trustee       Funds    Paid to Directors

                Robert P.       $5,000        $25,500
                Bremner

                Joseph F.       $5,000        $26,500
                Castellano

                William J.      $5,000        $26,500
                Schneider

                Paul F. Nezi    $5,000        $26,500

              It is anticipated that, after completion of the Acquisition, the restructured Board of the Admiral
         Funds will elect new officers who are expected to include persons affiliated with Nuveen.

              As of August 8, 1996, the Directors and executive officers of the Admiral Funds as a group owned 23,757 shares of the Admiral Funds. As of August 8, 1996, no person known to the Admiral Funds owned beneficially more than five percent of the shares of any class of any Fund.

                               OTHER INFORMATION
         GENERAL

              The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by Flagship and The John Nuveen Company, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Admiral Funds, officers and employees of Flagship and Nuveen and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Flagship and Nuveen may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Adviser and Nuveen. A COPY OF YOUR FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1996 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE ADMIRAL FUNDS AT ONE DAYTON CENTRE, ONE SOUTH MAIN STREET, DAYTON OH, 45402 OR BY CALLING 1-800-414-7447.

         PROPOSALS OF SHAREHOLDERS

              Under the By-Laws and under Maryland law, the Admiral Funds are not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 25% of the shares. Since the Admiral Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Admiral Funds no later than four months prior to the date proxy statements are mailed to shareholders.

         OTHER MATTERS TO COME BEFORE THE MEETING

              The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.


              PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED
         PROXY PROMPTLY.  NO POSTAGE IS REQUIRED IF MAILED IN
         THE UNITED STATES.

                                       By order of the Board of Directors,

                                       Michael D. Kalbfleisch
                                       Secretary


                                                        EXHIBIT A

                   FORM OF INVESTMENT ADVISORY AGREEMENT

              AGREEMENT made this                   day of
                 , 1996, by and between FLAGSHIP UTILITY INCOME FUND, a Maryland Corporation (the "Fund"), and NUVEEN ADVISORY CORP., a Delaware corporation (the "Adviser").

         WITNESSETH

         In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

         1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund's portfolios as may exist from time to time in accordance with the Fund's investment objective and policies and limitations relating to such portfolio, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of the assets of each portfolio shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's registration statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940 covering the Fund's shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, diversified management investment companies.

              The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent and shareholder service agent) for the Fund, to permit any of its officers or employees to serve without compensation as Directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

         2.   For the services and facilities described in
              Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee related to each of the Fund's portfolios. For each portfolio, calculated separately, the fees shall be computed at the rate of:

         _______________________________________________________
              RATE                          NET ASSETS

           .5000%                      For the first $125  million
           .4875%                      For the  next $125  million
           .4750%                      For the  next $250  million
           .4625%                      For the  next $500  million
           .4500%                      For the next $1 billion
           .4250%                      For assets over $2  billion

              For the month and year in which this Agreement becomes effective, or terminates, and for any month and year in which a portfolio is added or eliminated from the Fund, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect, or the portfolio shall have existed, during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

              Regardless of any of the above provisions, the Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Fund any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell its shares after exceeding such limitation.

              The net asset value of the Fund shall be calculated as provided in the Articles of Incorporation of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

         3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as Directors, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

         4. Subject to applicable statutes and regulations, it is understood that officers, Directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as Directors, officers or agents.

         5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Fund portfolio may also be appropriate for other Fund portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund's portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Fund portfolio and another Fund's portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund portfolio or portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

         7.   This Agreement shall be in effect until
              [                  ] unless and until terminated
              by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

              This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Directors, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, accompanied by appropriate notice.

              This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

              Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in
              Section 2, earned prior to such termination

         8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

         9. The Adviser and its affiliates reserve the right to grant, at any time, the use of the name "Nuveen" or the name "Flagship", or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes "Nuveen" or "Flagship" or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

         10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

         11. The Fund's Articles of Incorporation is on file with the Secretary of the State of Maryland. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Directors, officers or shareholders individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

         FLAGSHIP UTILITY INCOME FUND       NUVEEN ADVISORY
         CORP.

         by:____________________________    by:_________________________
              Vice President                     Vice President

         Attest:________________________  Attest:_______________________
              Secretary                          Assistant Secretary



                                                              EXHIBIT B

                  FORM OF PLAN OF DISTRIBUTION AND SERVICE
                           PURSUANT TO RULE 12B-1
                            [UTILITY INCOME FUND]

                                                       ____________,1996

          WHEREAS, Flagship Admiral Funds Inc., a Maryland Corporation (the "Fund") engages in business as an open end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act");

          WHEREAS, the Fund employs John Nuveen & Co. Incorporated (the "Distributor") as distributor of the shares of the Fund (the
     "Shares") pursuant to a Distribution Agreement dated as of , 1996;

          WHEREAS, the Fund is authorized to issue Shares in different classes ("Classes").

          WHEREAS, the Fund desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Act ("Rule 12b-1 and the Board of Directors of the Fund has determined that there is a reasonable likelihood that adoption of this Plan of Distribution and Service will benefit the Fund and its shareholders;

          WHEREAS, the Fund has adopted a Multiple Class Plan Pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") to enable the various Classes of Shares to be granted different rights and privileges and to bear different expenses, and has an effective registration statement on file with the SEC containing a Prospectus describing such Classes of Shares;

          WHEREAS, as described in the Rule 18f-3 Plan, the purchase of Class A Shares is generally subject to an up-front sales charge, as set forth in the Fund's Prospectus and Statement of Additional Information, and the purchase of Class B and Class C Shares will not be subject to an up-front sales charge, but in lieu thereof the Class B Shares will be subject to a declining contingent deferred sales charge and Class C Shares will be subject to an asset-based distribution fee, as described below; and

          WHEREAS, Shares representing an investment in Class B will automatically convert to Class A Shares 8 years after the investment, as described in the Prospectus for the Shares-,

          NOW, THEREFORE, the Fund hereby adopts, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

     1. (a) The Fund is authorized to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Shares of Class A, Class B and Class C of the Fund and the servicing of accounts holding such Shares.

          (b) The amount of such compensation paid during the period beginning on January 1, 1997 through January 31, 1997 shall consist:

               (i) with respect to Class A Shares of a Service Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund, plus a Distribution Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund;

               (ii) with respect to Class B Shares of a Service Fee not
                    to exceed .20% of average daily net assets of the Class B Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class B Shares of the Fund; and

               (iii) with respect to Class C Shares of a Service
                     Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class C Shares of the Fund. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

          (c) The amount of such compensation paid beginning February 1, 1997 and for any one year thereafter shall consist

               (i) with respect to Class A Shares of a Service Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund;

               (ii) with respect to Class B Shares of a Service Fee not
                    to exceed .20% of average daily net assets of the Class B Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class B Shares of the Fund; and

               (iii) with respect to Class C Shares of a Service
                     Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .55% of average daily net assets of the Class C Shares of the Fund. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

          (d) With respect to Class A Shares, the Distributor shall pay any Service Fees it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Dealer Agreement in effect ("Authorized Dealer", which may include the Distributor) is the dealer of record to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment. The Distributor may retain any Service Fees not so paid.

          (e)  With respect to the Class B Shares, the Distributor:

               (i) shall retain the Distribution Fee to compensate it for costs associated with the distribution of the Class B Shares, including the payment of broker commissions to Authorized Dealers (which may include the Distributor) who were the dealer of record with respect to the purchase of those shares; and

               (ii) shall pay any Service Fees it receives under the
                    Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee to the Authorized Dealer of record.

                    The Distributor may retain any Distribution or Service Fees not so paid.

          (f)  With respect to the Class C Shares, the Distributor:

               (i) shall pay the Distribution Fee it receives under the Plan with respect to Class C Shares for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations in connection with such share sales; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class C Shares, the Distribution Fee to the extent that it may have pre-paid the Distribution Fee to the Authorized Dealer of record; and

               (ii) shall pay any Service Fees it receives under the
                    Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee to the Authorized Dealer of record.

                    The Distributor may retain any Distribution or Service Fees not so paid.

          (g) Services for which such Authorized Dealers may receive Service Fee payment include any or all of the following: maintaining account records for shareholders who beneficially own Shares; answering inquiries relating to the shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

          (h) Payments of Distribution or Service Fees to any organization as of any quarter-end will not exceed the appropriate amount based on the annual percentages set forth in subparagraphs (d), (e) and (f) above, based on average net assets of accounts for which such organization appeared on the records of the Fund and/or its transfer agent as the organization of record during the preceding quarter.

     2. This Plan shall not take effect until the Plan, together with any related agreements), has been approved by votes of a majority of both (a) the Board of Directors of the Fund, and
          (b) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Directors") cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related Agreement(s).

     3. This Plan shall remain in effect until August 1, 1997, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

     4. The Distributor shall provide to the Board of Directors of the Fund and the Board shall review, at least quarterly, a written report of distribution- and service-related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

     5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority (as defined in the Act) of the outstanding voting Shares of the Fund.

     6. This Plan may not be amended to increase materially the amount of compensation payable by the Fund with respect to Class A, Class B or Class C Shares under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting Shares of that Class of Shares. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

     7. While this Plan is in effect, the selection and nomination of the Directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Directors who are not such interested persons.

     8. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.



                            1996 SPECIAL MEETING
                        FLAGSHIP ADMIRAL FUNDS INC.


A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Chicago Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

The Board of your fund has unanimously determined that these proposals are in the best interests of shareholders and urges you to vote in favor of the proposals. The integration of Nuveen and Flagship should lead to the following benefits:

      Lower operating costs from expanded distribution
      Access to a wider range of investment products
      Greater choices in the method of purchasing shares

Whether or not you plan to join us, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.


              Please fold at perforation before detaching
------------------------------------------------------------------------------

                                                               PROXY BALLOT

THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND

COMMON SHARES
Proxy Solicited by the Board of Directors
For Special Meeting of Shareholders
To be Held on December 12, 1996

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of The Golden Rainbow A James Advised Mutual Fund (the "Series") of Flagship Admiral Funds Inc. (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

1. To approve a new investment advisory agreement to take effect upon the acquisition of Flagship Resources Inc. by the John Nuveen Company.

2. To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.

3. To elect eight (8) members to the Board of Directors of the Fund.
   Nominees:      Robert P. Bremner, William J. Schneider,
                  Lawrence H. Brown, Timothy R. Schwertfeger,
                  Anne E. Impellizzeri, Margaret K. Rosenheim,
                  Peter R. Sawers and Anthony T. Dean.
4. To transact such other business as may properly come before the meeting or any adjournments thereof.


------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes
ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                              SEE REVERSE SIDE



The Board of Directors recommends
a vote FOR all nominees and the                Please mark your votes as
proposals:                                       in this example: |X|



                                                 FOR   AGAINST  ABSTAIN
1. To approve a new investment advisory          |_|     |_|      |_|
   agreement to take effect upon the
   acquisition of Flagship Resources Inc. by The John Nuveen Company.

2. To approve a new Rule 12b-1 Plan with John    |_|     |_|      |_|
   Nuveen & Co. Incorporated.

3. To elect eight (8) members to the Board of    |_|     |_|      |_|
   Directors of the Fund. Shareholders may
   withhold their vote for any nominees by
   striking out the name of such nominee or nominees.

   Robert P. Bremner, William J. Schneider,
   Lawrence H. Brown, Timothy R.
   Schwertfeger, Anne E. Impellizzeri,
   Margaret K. Rosenheim, Peter R. Sawers and
   Anthony T. Dean.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.




This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" proposals 1, 2 and 3. By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope.

Please be sure to sign and date this Proxy

---------------------------------------
Signature                Date
---------------------------------------
Signature                Date
---------------------------------------

NOTE: Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.



                            1996 SPECIAL MEETING
                        FLAGSHIP ADMIRAL FUNDS INC.


A Special Meeting of Shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Chicago Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

The Board of your fund has unanimously determined that these proposals are in the best interests of shareholders and urges you to vote in favor of the proposals. The integration of Nuveen and Flagship should lead to the following benefits:

   Lower operating costs from expanded distribution
   Access to a wider range of investment products
   Greater choices in the method of purchasing shares

Whether or not you plan to join us, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.


              Please fold at perforation before detaching
------------------------------------------------------------------------------

                                                               PROXY BALLOT
FLAGSHIP UTILITY INCOME FUND

COMMON SHARES
Proxy Solicited by the Board of Directors
For Special Meeting of Shareholders
To be Held on December 12, 1996

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Flagship Utility Income Fund (the "Series") of Flagship Admiral Funds Inc. (the "Fund") held of record by the undersigned on October 18, 1996, at the 1996 Special Meeting of Shareholders of the Fund to be held on December 12, 1996 or any adjournment thereof.

1. To approve a new investment advisory agreement to take effect upon the acquisition of Flagship Resources Inc. by the John Nuveen Company.

2. To approve a new Rule 12b-1 Plan with John Nuveen & Co. Incorporated.

3. To elect eight (8) members to the Board of Directors of the Fund.
   Nominees:      Robert P. Bremner, William J. Schneider,
                  Lawrence H. Brown, Timothy R. Schwertfeger,
                  Anne E. Impellizzeri, Margaret K. Rosenheim,
                  Peter R. Sawers and Anthony T. Dean.
4. To transact such other business as may properly come before the meeting or any adjournments thereof.


------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes
ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                              SEE REVERSE SIDE


The Board of Directors recommends
a vote FOR all nominees and the                Please mark your votes as
proposals:                                       in this example: |X|



                                                 FOR   AGAINST  ABSTAIN
1. To approve a new investment advisory          |_|     |_|      |_|
   agreement to take effect upon the
   acquisition of Flagship Resources Inc. by The John Nuveen Company.

2. To approve a new Rule 12b-1 Plan with John    |_|     |_|      |_|
   Nuveen & Co. Incorporated.

3. To elect eight (8) members to the Board of    |_|     |_|      |_|
   Directors of the Fund. Shareholders may
   withhold their vote for any nominees by
   striking out the name of such nominee or nominees.

   Robert P. Bremner, William J. Schneider,
   Lawrence H. Brown, Timothy R.
   Schwertfeger, Anne E. Impellizzeri,
   Margaret K. Rosenheim, Peter R. Sawers and
   Anthony T. Dean.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" proposals 1, 2 and 3. By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope.

Please be sure to sign and date this Proxy

-----------------------------------
Signature              Date
-----------------------------------
Signature              Date
-----------------------------------

NOTE: Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.